EXHIBIT 32
         Certification Pursuant to Section 906 of the Sarbanes Oxley Act



     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                           OF TIMBERLAND BANCORP, INC.
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), each of the undersigned hereby certifies in his capacity as an officer of Timberland Bancorp, Inc. (the "Company") and in connection with the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010 ("Report"), that:

     * the Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and
     * the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statements included in the Report.



/s/ Michael R. Sand                        /s/ Dean J. Brydon
------------------------------             ------------------------------
Michael R. Sand                            Dean J. Brydon
Chief Executive Officer                    Chief Financial Officer

Date: May 6, 2010

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